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                     NCB EXECUTIVE LONG-TERM INCENTIVE PLAN
                      MEASUREMENT PERIOD 1/1/01 - 12/31/03

             APPROVED BY THE COMPENSATION COMMITTEE NOVEMBER 2, 2001

The Executive Long Term Incentive Plan, as approved by the Board of Directors on July 31, 1999, delegates to the Compensation Committee the authority to approve the Measurement Period, the Employee Participants, the Performance-Based Cash Awards, and the Performance Goals.

A. THE MEASUREMENT PERIOD IS THE 3-YEAR PERIOD FROM 1/01/2001 THROUGH 12/31/2003, AND THE PERFORMANCE-BASED CASH AWARDS, IF ANY, WILL BE GRANTED EVERY OTHER YEAR ACCORDING TO THE FOLLOWING SCHEDULE:

                                                      [CHART]

   Cash awards to be given in years 2002, 2004 and 2006.

B. EMPLOYEE PARTICIPANTS

   CEO:                       Charles E. Snyder

   Executive Council:         Steven Brookner
                              Patrick N. Connealy
                              Charles H. Hackman
                              Michele Fantt Harris
                              Mark Hiltz
                              Darrell M. Johnson
                              Kathleen Luzik
                              Richard L. Reed
                              Russell J. Schofield

C. PERFORMANCE-BASED CASH AWARD POTENTIAL

  -------------------------------------------------------------
             ANNUALIZED AWARD OPPORTUNITY AT SELECT PERFORMANCE
                             (% OF BASE SALARY)
  -------------------------------------------------------------
                        Threshold     Target      Superior
  -------------------------------------------------------------
          CEO             20%           40%         60%
  -------------------------------------------------------------
  Executive Council       15%           30%         45%
  -------------------------------------------------------------

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                     NCB EXECUTIVE LONG-TERM INCENTIVE PLAN
                      MEASUREMENT PERIOD 1/1/01 - 12/31/03

   D. PERFORMANCE GOALS USED TO COMPUTE POTENTIAL PERFORMANCE-BASED CASH AWARDS

----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE GOALS               WEIGHT                                   GOALS AND AWARDS FOR THE CEO
                                                    ------------------------------------------------------------------------
  1/1/01 - 12/31/03                                      THRESHOLD                 TARGET                    SUPERIOR
============================================================================================================================
Funding: Deposits,                35%        Goal    35% (Average in 2003)  40% (Average in 2003)     50% (Average in 2003)
STAR, FHLB
                                            --------------------------------------------------------------------------------
To Total Debt (ex. Class A                  Award     7% of Salary           14% of Salary             21% of Salary
Notes)
============================================================================================================================
Financial Strength                40%        Goal    1.2% Average ROA       1.3% Average ROA          1.4% Average ROA

                                            --------------------------------------------------------------------------------
                                            Award       8% of Salary           16% of Salary            24% of Salary
============================================================================================================================
Value to Customers:               25%        Goal         20% of '03           30% of '03                  40% of '03
Revenue from New Customers                            Revenues from new     Revenues from new           Revenues from new
and Products                                          products since'00     products since'00           products since'00
                                            --------------------------------------------------------------------------------
                                            Award      5% of Salary          10%of Salary              15% of Salary
============================================================================================================================
Totals                           100%                 20% of Salary          40% of Salary             60% of Salary
============================================================================================================================
   ADJUSTMENT FOR LOW INCOME MARKET DEVELOPMENT      -15% of Total Award          +0%                  +25% of Total Award
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
PERFORMANCE GOALS               WEIGHT                            GOALS AND AWARDS FOR THE EXECUTIVE COUNCIL
                                                    ------------------------------------------------------------------------
  1/1/01 - 12/31/03                                      THRESHOLD                 TARGET                    SUPERIOR
============================================================================================================================
Funding: Deposits,                35%        Goal    35% (Average in 2003)  40% (Average in 2003)     50% (Average in 2003)
STAR, FHLB
                                            --------------------------------------------------------------------------------
To Total Debt (ex. Class A                  Award    5.25% of Salary        10.5% of Salary           15.75% of Salary
Notes)
============================================================================================================================
Financial Strength                40%        Goal    1.2% Average ROA       1.3% Average ROA          1.4% Average ROA

                                            --------------------------------------------------------------------------------
                                            Award      6% of Salary           12% of Salary             18% of Salary
============================================================================================================================
Value to Customers:               25%        Goal         20% of '03           30% of '03                  40% of '03
Revenue from New Customers                            Revenues from new     Revenues from new           Revenues from new
and Products                                          products since'00     products since'00           products since'00
                                            --------------------------------------------------------------------------------
                                            Award     3.75% of Salary          7.5%of Salary             11.25% of Salary
============================================================================================================================
Totals                           100%                   15% of Salary           30% of Salary               45% of Salary
============================================================================================================================
   ADJUSTMENT FOR LOW INCOME MARKET DEVELOPMENT      -15% of Total Award          +0%                  +25% of Total Award
----------------------------------------------------------------------------------------------------------------------------

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